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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  MARCH 2, 2000

                         BOONTON ELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

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

     NEW JERSEY                       0-2364                  22-1543137
(State or other jurisdiction     (Commission File           (IRS Employer
  of incorporation)                  Number)              Identification No.)

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          25 EASTMANS ROAD, P.O. BOX 465, PARSIPPANY, NEW JERSEY 07054
                    (Address of principal executive offices)
                                 (973) 386-9696
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Boonton Electronics Corporation has entered into an Agreement and Plan of Reorganization dated as of March 2, 2000 with Wireless Telecom Group, Inc. and WTT Acquisition Corp., a wholly owned subsidiary of Wireless, whereby Boonton will be acquired by and become a wholly owned subsidiary of Wireless. Under the terms of this agreement, each outstanding share of Boonton common stock will be converted into 0.79 shares of Wireless common stock on the closing date. The merger is expected to be completed before the end of June and is subject to Boonton stockholder approval, as well as the satisfaction of customary closing conditions and requirements.

Boonton Electronics has manufactured test equipment dedicated to measuring the power of RF and microwave systems used in both the military and commercial sectors for more than 50 years. Boonton also manufactures impedance measuring instruments, RF voltmeters, and modulation analyzers, as well as audio analyzers. Boonton's products are used to test terrestrial and satellite communications, radar, telemetry, and personal communications products. It is headquartered in Parsippany, New Jersey.

Wireless Telecom Group, Inc., is a global provider of noise generators used in the telecommunications field. It is headquartered in Paramus, NJ.

Boonton's common stock is quoted on the OTC Electronic Bulletin Board under the symbol "BOON" and Wireless' common stock is traded on the American Stock Exchange under the symbol "WTT".

Wireless will be filing a registration statement, which will contain a prospectus of Wireless and a proxy statement of Boonton, with the Securities and Exchange Commission. Boonton also will file its proxy statement with the Securities and Exchange Commission. Investors and security holders are urged to read those documents and any other relevant documents filed with the Securities and Exchange Commission when they become available. Investors and security holders will be able to obtain copies of the filed documents free of charge at the SEC's website, www.sec.gov. or from Boonton Electronics Corporation, 25 Eastmans Road, P.O. Box 465, Parsippany, New Jersey 07054-0465, Attention:
President.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired
         Not applicable

(b)      Pro forma financial information
         Not applicable




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(c)      Exhibits

2.1 Agreement and Plan of Reorganization dated as of March 2, 2000 among Wireless Telecom Group, Inc., WTT Acquisition Corp., Boonton Electronics Corporation and the shareholders of Boonton Electronics Corporation named therein. (Schedules and exhibits thereto are omitted but will be furnished supplementally to the Commission upon request.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BOONTON ELECTRONICS CORPORATION


                                       By: /s/ Yves Guyomar
                                           -------------------------------
                                          Yves Guyomar, President


Date:  March 10, 2000

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                                INDEX TO EXHIBITS

EXHIBIT NO.                         DESCRIPTION

2.1 Agreement and Plan of Reorganization dated as of March 2, 2000 among Wireless Telecom Group, Inc., WTT Acquisition Corp., Boonton Electronics Corporation and the shareholders of Boonton Electronics Corporation named therein. (Schedules and exhibits thereto are omitted but will be furnished supplementally to the Commission upon request.)